UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-10              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F pursuant to the terms of the Trust Agreement, dated as of May 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. and ABN AMRO Mortgage Inc. as Servicers, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-5F
Mortgage Pass-Through Certificates, Series 2003-5F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: June 30, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2003

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

                                           GSR MORTGAGE LOAN TRUST 2003-5F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    June 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1      100,000,000.00   100,000,000.00    1,035,350.63     249,980.74    1,285,331.37        0.00       0.00       98,964,649.37
IA_3      168,194,400.00   168,194,400.00   41,422,941.92     344,771.95   41,767,713.87        0.00       0.00      126,771,458.08
IA_4       42,048,600.00    42,048,600.00   10,355,735.48     706,362.05   11,062,097.53        0.00       0.00       31,692,864.52
IIA_1     126,000,000.00   126,000,000.00    1,508,518.99     419,967.64    1,928,486.63        0.00       0.00      124,491,481.01
IIA_3      96,741,600.00    96,741,600.00   23,867,912.55     198,305.00   24,066,217.55        0.00       0.00       72,873,687.45
IIA_4      24,185,400.00    24,185,400.00    5,966,978.14     406,283.41    6,373,261.55        0.00       0.00       18,218,421.86
IIA_P         116,091.00       116,091.00          734.77           0.00          734.77        0.00       0.00          115,356.23
B1          7,740,000.00     7,740,000.00        7,281.51      38,697.02       45,978.53        0.00       0.00        7,732,718.49
B2          3,440,000.00     3,440,000.00        3,236.23      17,198.67       20,434.90        0.00       0.00        3,436,763.77
B3          2,006,000.00     2,006,000.00        1,887.17      10,029.23       11,916.40        0.00       0.00        2,004,112.83
B4          1,146,000.00     1,146,000.00        1,078.11       5,729.56        6,807.67        0.00       0.00        1,144,921.89
B5            860,000.00       860,000.00          809.06       4,299.67        5,108.73        0.00       0.00          859,190.94
B6            862,204.63       862,204.63          811.13       4,310.69        5,121.82        0.00       0.00          861,393.50
R                   0.00             0.00            0.00           0.00            0.00        0.00       0.00                0.00
TOTALS    573,340,295.63   573,340,295.63   84,173,275.69   2,405,935.63   86,579,211.32        0.00       0.00      489,167,019.94

IA_2       50,000,000.00    50,000,000.00            0.00     249,980.74      249,980.74        0.00       0.00       49,482,324.69
IIA_2      42,000,000.00    42,000,000.00            0.00     209,983.82      209,983.82        0.00       0.00       41,497,160.34
A_X        57,568,370.00    57,568,370.00            0.00     311,804.64      311,804.64        0.00       0.00       48,984,979.56
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1       36228FTD8   1,000.00000000    10.35350630    2.49980740     12.85331370      989.64649370       IA_1          3.000000 %
IA_3       36228FTF3   1,000.00000000   246.28014916    2.04984203    248.32999119      753.71985084       IA_3          2.460000 %
IA_4       36228FTG1   1,000.00000000   246.28014916   16.79870555    263.07885471      753.71985084       IA_4         20.160000 %
IIA_1      36228FTH9   1,000.00000000    11.97237294    3.33307651     15.30544944      988.02762706       IIA_1         4.000000 %
IIA_3      36228FTK2   1,000.00000000   246.71819104    2.04984205    248.76803309      753.28180896       IIA_3         2.460000 %
IIA_4      36228FTL0   1,000.00000000   246.71819114   16.79870542    263.51689656      753.28180886       IIA_4        20.160000 %
IIA_P      36228FTM8   1,000.00000000     6.32925894    0.00000000      6.32925894      993.67074106       IIA_P         0.000000 %
B1         36228FTP1   1,000.00000000     0.94076357    4.99961499      5.94037855      999.05923643       B1            6.000000 %
B2         36228FTQ9   1,000.00000000     0.94076453    4.99961337      5.94037791      999.05923547       B2            6.000000 %
B3         36228FTR7   1,000.00000000     0.94076271    4.99961615      5.94037886      999.05923729       B3            6.000000 %
B4         36229RJQ3   1,000.00000000     0.94075916    4.99961606      5.94037522      999.05924084       B4            6.000000 %
B5         36229RJR1   1,000.00000000     0.94076744    4.99961628      5.94038372      999.05923256       B5            6.000000 %
B6         36229RJS9   1,000.00000000     0.94076275    4.99961361      5.94037636      999.05923725       B6            6.000000 %
TOTALS                 1,000.00000000   146.81207013    4.19634840    151.00841853      853.18792987

IA_2       36228FTE6   1,000.00000000     0.00000000    4.99961480      4.99961480      989.64649380       IA_2          6.000000 %
IIA_2      36228FTJ5   1,000.00000000     0.00000000    4.99961476      4.99961476      988.02762714       IIA_2         6.000000 %
A_X        36228FTN6   1,000.00000000     0.00000000    5.41624924      5.41624924      850.90092980       A_X           6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                        266,358,243.39
                                        Pool 2 Mortgage Loans                                                        222,808,776.67

Sec. 4.01(c)    Available Distribution                                                                                87,350,980.57
                                        Aggregate Principal Distribution Amount                                       84,173,275.69
                                        Principal Prepayment Amount                                                   83,633,883.80

Sec. 4.01(e)    Unscheduled Principal By Group
                                        Group 1                                                                       52,525,239.78
                                        Group 2                                                                       31,108,644.02


Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                         249,980.74
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class IA-2
                                                              Accrued and Paid for Current Month                         249,980.74
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class IA-3
                                                              Accrued and Paid for Current Month                         344,771.95
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class IA-4
                                                              Accrued and Paid for Current Month                         706,362.05
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                         419,967.64
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                         209,983.82
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                         198,305.00
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class IIA-4
                                                              Accrued and Paid for Current Month                         406,283.41
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                         311,804.64
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                          38,697.02
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                          17,198.67
                                                              Accrued and Paid from Prior Months                               0.00

                                        Class B3
                                                              Accrued and Paid for Current Month                          10,029.23
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                           5,729.56
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                           4,299.67
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                           4,310.69
                                                              Accrued and Paid from Prior Months                               0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                                119,445.89
                                        Trustee Fee Paid                                                                   1,194.46

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                                0.00
                                        Current Period Reimbursed Advances                                                     0.00
                                        Aggregate Unreimbursed Advances                                                        0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                                0.00
                                        Current Period Reimbursed Advances                                                     0.00
                                        Aggregate Unreimbursed Advances                                                        0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                  1,132
                                        Balance of Outstanding Mortgage Loans                                        489,167,020.06

Sec. 4.01(l)                               Number and Balance of Delinquent Loans
                                            Group 1
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                      0                     0.00                  0.00 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90+days                         0                     0.00                  0.00 %
                                           Total                       0                         0.00                  0.00 %
                                            Group 2
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                      0                     0.00                  0.00 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90+days                         0                     0.00                  0.00 %
                                            Total                          0                     0.00                  0.00 %
                                            Group Totals
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                      0                     0.00                  0.00 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90+days                         0                     0.00                  0.00 %
                                            Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                               Number and Balance of REO Loans

                                             Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                   0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %


Sec. 4.01(l)                               Number and Balance of Loans in Bankruptcy
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.01(m)                               Number and Balance of Loans in Foreclosure
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                         539,391.89
                                                              Payoffs                                                  83,210,256.29
                                                              Prepayments                                                 423,627.51
                                                              Liquidation Proceeds                                              0.00
                                                              Condemnation Proceeds                                             0.00
                                                              Insurance Proceeds                                                0.00
                                                              Realized Losses                                                   0.00

                                                              Realized Losses Group 1                                           0.00
                                                              Realized Losses Group 2                                           0.00
                                                              Realized Gains                                                    0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                          0.00
Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                            244.86
                                                              Class IA-1                                                       19.26
                                                              Class IA-2                                                       19.26
                                                              Class IA-3                                                       26.57
                                                              Class IA-4                                                       54.43
                                                              Class IIA-1                                                      32.36
                                                              Class IIA-2                                                      16.18
                                                              Class IIA-3                                                      15.28
                                                              Class IIA-4                                                      31.31
                                                              Class B1                                                          2.98
                                                              Class B2                                                          1.33
                                                              Class B3                                                          0.77
                                                              Class B4                                                          0.44
                                                              Class B5                                                          0.33
                                                              Class B6                                                          0.33
                                                              Class A-X                                                        24.03

Sec. 4.01(s) Group I
                                        Senior Percentage I                                                                97.1998 %
                                        Senior Prepayment Percentage I                                                    100.0000 %

                                        Subordinate Percentage I                                                            2.8002 %
                                        Subordinate Prepayment Percentage I                                                 0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                               97.1987 %
                                        Senior Prepayment Percentage II                                                   100.0000 %

                                        Subordinate Percentage II                                                           2.8013 %
                                        Subordinate Prepayment Percentage II                                                0.0000 %

Aggregate
                                        Scheduled Principal                                                               539,391.89
                                        Unscheduled Principal                                                          83,633,883.80
                                        Beginning Balance                                                             573,340,295.75
                                        Ending Balance                                                                489,167,020.06
                                        Net Wac                                                                              6.65144
                                        Weighted Averge Maturity                                                              346.00
Groups
                                        Net Wac Group 1                                                                      6.77473
                                        Net Wac Group 2                                                                      6.49661

                                        Wam Group 1                                                                           346.00
                                        Wam Group 2                                                                           347.00


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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